Schedule of Investments (unaudited)
December 31, 2025
 Franklin Sustainable International Equity ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 97.4%
Communication Services — 4.6%
Interactive Media & Services — 4.6%
Tencent Holdings Ltd.	2,591	$199,397

Consumer Discretionary — 13.4%
Automobiles — 5.4%
Ferrari NV	632	236,556
Broadline Retail — 1.9%
Alibaba Group Holding Ltd.	4,549	83,458
Textiles, Apparel & Luxury Goods — 6.1%
LVMH Moet Hennessy Louis Vuitton SE	195	147,717
Moncler SpA	1,784	115,069
Total Textiles, Apparel & Luxury Goods		262,786

Total Consumer Discretionary		582,800
Consumer Staples — 4.9%
Personal Care Products — 4.9%
L’Oreal SA	494	212,694

Financials — 6.5%
Capital Markets — 2.0%
Partners Group Holding AG	71	88,041
Financial Services — 4.5%
Adyen NV	120	193,784 *(a)

Total Financials		281,825
Health Care — 19.6%
Health Care Equipment & Supplies — 4.3%
ResMed Inc., CDI	7,811	187,203
Life Sciences Tools & Services — 9.0%
Mettler-Toledo International Inc.	150	209,128 *
Oxford Nanopore Technologies PLC	19,217	33,189 *
Sartorius Stedim Biotech	605	149,214
Total Life Sciences Tools & Services		391,531
Pharmaceuticals — 6.3%
AstraZeneca PLC	461	85,507
Galderma Group AG	428	87,572
Novo Nordisk A/S, Class B Shares	1,959	100,190
Total Pharmaceuticals		273,269

Total Health Care		852,003
Industrials — 17.6%
Building Products — 8.0%
Assa Abloy AB, Class B Shares	4,596	178,929
Kingspan Group PLC	1,955	170,252
Total Building Products		349,181
Electrical Equipment — 6.2%
Fujikura Ltd.	721	80,221
Schneider Electric SE	677	186,770
Total Electrical Equipment		266,991
See Notes to Schedule of Investments.

Franklin Sustainable International Equity ETF 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
December 31, 2025
 Franklin Sustainable International Equity ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value

Machinery — 3.4%
Atlas Copco AB, Class A Shares	8,294	$149,392

Total Industrials		765,564
Information Technology — 25.9%
Semiconductors & Semiconductor Equipment — 18.3%
ASML Holding NV	235	254,303
BE Semiconductor Industries NV	743	116,712
Taiwan Semiconductor Manufacturing Co. Ltd.	7,017	346,155
Tower Semiconductor Ltd.	675	79,258 *
Total Semiconductors & Semiconductor Equipment		796,428
Software — 7.6%
Constellation Software Inc.	31	74,662
Nemetschek SE	1,090	118,798
SAP SE	551	134,828
Total Software		328,288

Total Information Technology		1,124,716
Materials — 4.9%
Chemicals — 4.9%
Linde PLC	507	216,180
Total Investments — 97.4% (Cost — $4,304,768)		4,235,179
Other Assets in Excess of Liabilities — 2.6%		111,164
Total Net Assets — 100.0%		$4,346,343

*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation(s) used in this schedule:
CDI	—	Clearing House Electronic Subregister System Depositary Interest
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Franklin Sustainable International Equity ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Franklin Sustainable International Equity ETF (formerly Martin Currie Sustainable International Equity ETF) (the “Fund”) is a separate non-diversified investment series of Franklin Templeton ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Martin Currie Sustainable International Equity ETF adopted the performance of the Martin Currie International Sustainable Equity Fund (the “predecessor mutual fund”) as the result of a reorganization of the predecessor mutual fund into the Fund (the “Reorganization”) that was effective after the market close on October 28, 2022. Prior to the Reorganization, the Fund had not yet commenced operations. The returns shown for periods ended on or prior to October 28, 2022 are those of the predecessor mutual fund.
Prior to the Fund’s listing on October 31, 2022, the net asset value (NAV) performance of the Class IS Shares of the predecessor mutual fund is used as a proxy for the Fund’s market price returns. Had the predecessor mutual fund been structured as an ETF, its performance may have differed.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund seeks long-term capital appreciation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation

Franklin Sustainable International Equity ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$4,235,179	—	—	$4,235,179
Total Investments	$4,235,179	—	—	$4,235,179

†	See Schedule of Investments for additional detailed categorizations.

Franklin Sustainable International Equity ETF 2025 Quarterly Report